UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report: August 14, 2019

(Date of earliest event reported)

Mexco Energy Corporation

(Exact name of registrant as specified in its charter)

CO	1-31785	84-0627918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

415 W. Wall Street, Suite 475 Midland, TX	79701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 432-682-1119

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 14, 2019, Mexco Energy Corporation (the “Registrant”) issued a news release to announce its financial results for the three months ended June 30, 2019.

Item 8.01 Other Events

On August 14, 2019, Mexco Energy Corporation issued a news release to announce further development of properties.

Copy of the news release is filed as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit
	Number	Document

	99.1	News release dated August 14, 2019.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEXCO ENERGY CORPORATION

Dated: August 14, 2019	By:	/s/ Tammy McComic
Tammy McComic
President and Chief Financial Officer